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                                                                   Exhibit 23.2
                                                                   ------------


          CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND CONSULTANTS


     As independent petroleum consultants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-51985, 333-51461 and 333-85809, and on Form S-8, File Nos. 333-
29669, 333-18311, 333-29577, 333-02529, 333-79849 and 333-36594.

                              /s/ Ryder Scott Company, L.P.

                              RYDER SCOTT COMPANY, L.P.


Denver, Colorado
March 23, 2001